UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 27, 2009

(Date of earliest event reported: March 10, 2009)

_______________________

GOTTAPLAY INTERACTIVE, INC.

(Exact name of registrant as specified in charter)

Nevada	33-20783-D	20-1645637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

64 Commercial Avenue

Garden City, New York 11530

(Address of Principal Executive Offices, with Zip Code)

(800) 826-2379

(Registrant’s telephone number, including area code)

N/A

(Former address)

The current report on Form 8-K is filed by Gottaplay Interactive, Inc., a Nevada corporation (the “registrant”), in connection with the items set forth below:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions (see General Provisions A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment to the Board of Directors

On March 10, 2009, the Board of Directors approved the appointment of Ms. Pauline Rubis to the Board of Directors. Her appointment to the board will bring extensive business experience in areas of operations, systems, marketing and project management to help guide our company though these troubled economic times. Ms. Rubis has not yet been appointed to any standing committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2009

GOTTAPLAY INTERACTIVE, INC.

(Registrant)

By: /s/ Matthew Skidell

Matthew Skidell, Interim Chief Executive Officer and Director